EXHIBIT 10.1
SECOND OMNIBUS AMENDMENT
THIS SECOND OMNIBUS AMENDMENT (this “Amendment”), dated as of June 29, 2007, by and among CH FUNDING, LLC, a Delaware limited liability company (the “Borrower”), as the Borrower, ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company (“Atlantic”), as an Issuer, LA FAYETTE ASSET SECURITIZATION LLC, a Delaware limited liability company (“La Fayette”), as an Issuer, FALCON ASSET SECURITIZATION COMPANY LLC, a Delaware limited liability company (“Falcon”), as an Issuer, BARTON CAPITAL LLC, a Delaware limited liability company (“Barton”), as an Issuer, LIBERTY STREET FUNDING LLC, a Delaware limited liability company (“Liberty”), as an Issuer, CHARTA, LLC, a Delaware limited liability company (“CHARTA”), as an Issuer, YC SUSI TRUST, a Delaware statutory trust (“YC”), as an Issuer, CALYON NEW YORK BRANCH (“Calyon New York”), as a Bank, as the Administrative Agent and as a Managing Agent, JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as a Bank and as a Managing Agent, BANK OF AMERICA, N.A. (“Bank of America”), as a Bank and as a Managing Agent, CITIBANK, N.A. (“Citibank”), as a Bank, CITICORP NORTH AMERICA, INC. (“Citicorp”), as a Managing Agent, THE BANK OF NOVA SCOTIA (“Scotia Capital”), as a Bank and as a Managing Agent, SOCIETE GENERALE (“SG”), as a Bank and as a Managing Agent, LLOYDS TSB BANK PLC (“Lloyds”), as a Bank, and DHI MORTGAGE COMPANY, LTD., a Texas limited partnership (“DHI Mortgage”), as the Servicer (the “Servicer”) and as the Seller (the “Seller”) and U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent (“U.S. Bank”). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).
RECITALS
WHEREAS, the Servicer (then named CH Mortgage Company I, Ltd.), as the Seller, and the Borrower, as the Purchaser, entered into that certain Master Repurchase Agreement and Addendum to the Master Repurchase Agreement incorporated therein, dated as of July 9, 2002, as amended by the Second Amended and Restated Addendum to Master Repurchase Agreement, dated as of June 30, 2006 (as the same may be amended, restated, supplemented or modified from time to time, the “Repurchase Agreement”);
WHEREAS, the Borrower, the Administrative Agent and U.S. Bank entered into that certain Amended and Restated Collateral Agency Agreement, dated as of June 30, 2006, as amended (the “Collateral Agency Agreement”);
WHEREAS, the Borrower, Atlantic, La Fayette, Falcon, Barton, Liberty, CHARTA, YC, JPMorgan, Bank of America, Citibank, Citicorp, Scotia Capital, SG, Lloyds, Calyon New York and the Servicer, have entered into that certain Second Amended and Restated Loan Agreement, dated as of June 30, 2006 (as the same may be amended, restated, supplemented or modified from time to time, the “Loan Agreement” and, collectively with the Repurchase Agreement, the Collateral Agency Agreement and the Security Agreement, the “Operative Documents);

WHEREAS, the Borrower, Atlantic, La Fayette, Falcon, Barton, Liberty, CHARTA, YC, JPMorgan, Bank of America, Citibank, Citicorp, Scotia Capital, SG, Lloyds, Calyon New York, U.S. Bank and the Servicer, have entered into that certain First Omnibus Amendment, dated as of December 13, 2006, amending the Operative Documents; and
WHEREAS, the parties hereto desire to further amend the Operative Documents as hereinafter set forth.
NOW, THEREFORE, the parties agree as follows:
Section 1. Amendment to Repurchase Agreement.
a. The definition of “Annual Extension Date” in the Repurchase Agreement is hereby deleted in its entirety and replaced with the following definition:
“Annual Extension Date” shall mean (i) June 27, 2008 or (ii) if consented to by the Lenders, the Managing Agents and the Administrative Agent pursuant to Section 2.1(b) of the Loan Agreement, the date that is specified by the Lenders, the Managing Agents and the Administrative Agent in the applicable consent, which date shall not be more than 364 days following the then effective Annual Extension Date; provided, however, that any extension of the Annual Extension Date shall not extend the Drawdown Termination Date.
b. The definition of “Issuer Facility Amount” in the Repurchase Agreement is hereby deleted in its entirety and replaced with the following definition:
“Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette, on an aggregate basis, $225,000,000, (b) with respect to Falcon, $75,000,000, (c) with respect to Barton, $75,000,000, (d) with respect to YC, $75,000,000, (e) with respect to CHARTA, $75,000,000 and (f) with respect to Liberty, $75,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.
c. The definition of “Maximum Facility Amount” in the Repurchase Agreement is hereby deleted in its entirety and replaced with the following definition:
“Maximum Facility Amount” means $600,000,000, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.
Section 2. Amendment to Collateral Agency Agreement.
a. The definition of “Annual Extension Date” in the Collateral Agency Agreement is hereby deleted in its entirety and replaced with the following definition:
“Annual Extension Date” shall mean (i) June 27, 2008 and (ii) thereafter, if consented to by the Lenders, the Managing Agents and the Administrative Agent pursuant to Section 2.1(b) of the Loan Agreement, the date that is specified by the Lenders, the Managing Agents and the Administrative Agent in the applicable consent, which date shall not be more than 364 days following the then effective Annual Extension Date; provided, however, that any extension of the Annual Extension Date shall not extend the Drawdown Termination Date.

b. Exhibit D-1 to the Collateral Agency Agreement is hereby amended by deleting the definition of “Issuer Facility Amount” and replacing it with the following definition:
“Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette, on an aggregate basis, $225,000,000, (b) with respect to Falcon, $75,000,000, (c) with respect to Barton, $75,000,000, (d) with respect to YC, $75,000,000, (e) with respect to CHARTA, $75,000,000 and (f) with respect to Liberty, $75,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.
c. Exhibit D-1 to the Collateral Agency Agreement is hereby amended by deleting the definition of “Maximum Facility Amount” therein and replacing it with the following definition:
“Maximum Facility Amount” means $600,000,000, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.
Section 3. Amendment to Loan Agreement.
a. The definition of “Annual Extension Date” in the Loan Agreement is hereby deleted in its entirety and replaced with the following definition:
“Annual Extension Date” means (i) June 27, 2008, or (ii) if consented to by the Lenders, the Managing Agents and the Administrative Agent pursuant to Section 2.1(b), the date that is specified by the Lenders, the Managing Agents and the Administrative Agent in the applicable consent, which date shall not be more than 364 days following the then effective Annual Extension Date; provided, however, that any extension of the Annual Extension Date shall not extend the Drawdown Termination Date.
b. The definition of “Issuer Facility Amount” in the Loan Agreement is hereby deleted in its entirety and replaced with the following definition:
“Issuer Facility Amount” means (a) with respect to Atlantic and La Fayette, on an aggregate basis, $225,000,000, (b) with respect to Falcon, $75,000,000, (c) with respect to Barton, $75,000,000, (d) with respect to YC, $75,000,000, (e) with respect to CHARTA, $75,000,000 and (f) with respect to Liberty, $75,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer.
c. The definition of “Maximum Facility Amount” in the Loan Agreement is hereby deleted in its entirety and replaced with the following definition:

“Maximum Facility Amount” means $600,000,000, as such amount may be reduced pursuant to Section 2.1(c) of this Agreement.”
d. Schedule I to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule I, Bank Commitments and Percentages, attached as Annex A hereto.
e. The Borrower, Atlantic, La Fayette, Falcon, Barton, Liberty, CHARTA, YC, JPMorgan, Bank of America, Citibank, Citicorp, Scotia Capital, SG, Lloyds, Calyon New York and the Servicer hereby waive, with respect to the extension of the Annual Extension Date hereinabove provided, the terms of Section 2.1(b) of the Loan Agreement insofar as they relate to (a) the methods and timing for notices of request and consent to an extension of the Annual Extension Date and (b) the respective effects thereof.
Section 4. Operative Documents in Full Force and Effect as Amended.
Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.
Section 5. Miscellaneous.
a. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.
b. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
c. This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.
d. This Amendment and the rights and obligations of the parties under this amendment shall be governed by, and construed in accordance with, the laws of the state of New York (without giving effect to the conflict of laws principles thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which shall apply hereto).
{Signatures appear on the following pages.}

IN WITNESS WHEREOF, the parties have agreed to this Amendment and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADMINISTRATIVE AGENT,	CALYON NEW YORK BRANCH
AS A BANK, AND AS A
MANAGING
AGENT:	By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

AS ISSUERS:	ATLANTIC ASSET SECURITIZATION LLC

By: Calyon New York Branch, as Attorney-in-Fact

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

LA FAYETTTE ASSET SECURITIZATION LLC

By: Calyon New York Branch, as Attorney-in-Fact

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director
(Signature Page One to Second Omnibus Amendment)

AS A BANK:	LLOYDS TSB BANK PLC

By: /s/ Michelle White
Name: Michelle White
Title: Associate Director W154

By: /s/ Daniela Chun
Name: Daniela Chun
Title: Associate Director C031
(Signature Page Two to Second Omnibus Amendment)

AS A BANK AND AS A	JPMORGAN CHASE BANK, N.A.
MANAGING AGENT:
By: /s/ John K. Svolos
Name: John K. Svolos
Title: Executive Director

AS AN ISSUER:	FALCON ASSET SECURITIZATION COMPANY LLC
By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By: /s/ John K. Svolos
Name: John K. Svolos
Title: Executive Director
(Signature Page Three to Second Omnibus Amendment)

AS A BANK AND AS A	BANK OF AMERICA, N.A.
MANAGING AGENT:
By: /s/ Jeremy Grubb
Name: Jeremy Grubb
Title: Vice President

AS AN ISSUER:	YC SUSI TRUST

by Bank of America, N.A.,
as Administrative Trustee

By: /s/ Jeremy Grubb Name: Jeremy Grubb Title: Vice President
(Signature Page Four to Second Omnibus Amendment)

AS A BANK:	CITIBANK, N.A.

By: /s/ Arthur Bovino
Name: Arthur Bovino
Title: Vice President

AS A MANAGING AGENT:	CITICORP NORTH AMERICA, INC.

By: /s/ Arthur Bovino
Name: Arthur Bovino
Title: Vice President

AS AN ISSUER:	CHARTA, LLC

By: CITICORP NORTH AMERICA, INC.,
Attorney-in-Fact

By: /s/ Arthur Bovino
Name: Arthur Bovino
Title: Vice President
(Signature Page Five to Second Omnibus Amendment)

AS A BANK AND AS A	THE BANK OF NOVA SCOTIA
MANAGING AGENT:
By: /s/ Michael Eden
Name: Michael Eden
Title: Director

AS AN ISSUER:	LIBERTY STREET FUNDING LLC

By: /s/ Jill A. Gordon
Name: Jill A. Gordon
Title: Vice President
(Signature Page Six to Second Omnibus Amendment)

AS A BANK AND AS A	SOCIETE GENERALE
MANAGING AGENT:
By: /s/ James F. Ahern
Name: James F. Ahern
Title: Managing Director

AS AN ISSUER:	BARTON CAPITAL, LLC

By: /s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President
(Signature Page Seven to Second Omnibus Amendment)

BORROWER:	CH FUNDING, LLC

By: /s/ Mark C. Winter
Name: Mark C. Winter
Title: VP

SERVICER:	DHI MORTGAGE COMPANY, LTD.
By: DHI MORTGAGE COMPANY GP, INC., its general partner

By: /s/ Mark C. Winter
Name: Mark C. Winter
Title: EVP/CFO

COLLATERAL AGENT:	U.S. BANK NATIONAL ASSOCIATION

By: /s/ Jeannine L. Coyne
Name: Jeannine L. Coyne Title: Jeannine L. Coyne — Vice President
(Signature Page Eight to Second Omnibus Amendment)

ANNEX A
SCHEDULE I
BANK COMMITMENTS AND PERCENTAGES

		Bank Commitment	Group Bank
Bank	Bank Commitment	Percentage	Percentage
CALYON NEW YORK BRANCH
BANK OF AMERICA, NA
JPMORGAN CHASE BANK
CITICORP NORTH AMERICA, INC
THE BANK OF NOVA SCOTIA
SOCIETE GENERALE
LLOYDS TSB BANK PLC

Total	$600,000,000	100%	100%